SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                OCTOBER 30, 1998

      Structured Asset Mortgage Investments Inc. (as Seller under a Pooling and Servicing Agreement dated as of October 1, 1998 providing for the issuance of the Mortgage Pass-
      Through Certificates, Series 1998-9)

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
               (Exact name of registrant as specified in charter)

      DELAWARE                  333-51279                      13-3633241
  (State or other            (Commission                     (IRS Employer
  jurisdiction of             File Number)                  Identification No.)
   incorporation)


              245 PARK AVENUE, NEW YORK, NEW YORK                 10167
            (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code   (212) 272-2000

                      BEAR STEARNS MORTGAGE SECURITIES INC.
          (Former name or former address, if changed since last report)
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 Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits

    EXHIBIT NO.

             1.1 Terms Agreement dated as of October 28, 1998 between the Registrant and Bear, Stearns & Co.
                       Inc.

             4.1 Pooling and Servicing Agreement dated as of October 1, 1998 among the Registrant, Cendant Mortgage Corporation and NationsBanc Mortgage Corporation, as master servicers, and Norwest Bank Minnesota, National Association, as trustee.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                        (Registrant)


    Date: November 12, 1998             By: /S/ JOSEPH T. JURKOWSKI, JR.
                                           ------------------------------
                                           Name:  Joseph T. Jurkowski, Jr.
                                           Title: Vice President

                                  EXHIBIT INDEX


EXHIBIT NUMBER                    DESCRIPTION

         1.1 Terms Agreement dated as of October 28, 1998 between the Registrant and Bear, Stearns & Co. Inc.

         4.1 Pooling and Servicing Agreement dated as of October 1, 1998 among the Registrant, Cendant Mortgage Corporation and NationsBanc Mortage Corporation, as master servicers, and Norwest Bank Minnesota, National Association, as trustee.